UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 14, 2022

Date of Report (Date of earliest event reported)

ALPHA STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41153	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Broad Street, 5th Floor New York, New York 10004

(Address of principal executive offices)

Registrant’s telephone number, including area code: 212-837-7977

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/7th of an ordinary share	ALSAU	The Nasdaq Stock Market LLC

Ordinary Share, Par value $0.001	ALSA	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one-half ordinary share	ALSAW	The Nasdaq Stock Market LLC

Rights, each to receive one-seventh (1/7) of one ordinary share	ALSAR	The Nasdaq Stock Market LLC

Item 8: Other Events.

On January 14, 2022, Alpha Star Acquisition Corporation, a Cayman Islands corporation (the “Company”) announced that the holders of the Company’s units (the “Units”) may elect to separately trade the underlying securities of the units. The underlying securities are ordinary shares (the “Ordinary Shares”), rights and redeemable warrants which will commence separate trading on Tuesday, January 18, 2022.

Those Units not separated will continue to trade on the Global tier of the Nasdaq Stock Market (“Nasdaq”) under the symbol “ALSAU”.

The ordinary shares, rights and redeemable warrants that are separated will trade on Nasdaq under the symbols “ALSA”, “ALSAR”, “ALSAW,” respectively. Holders of units will need to have their securities brokers contact Vstock Transfer LLC, the Company’s transfer agent, in order to separate the units into ordinary shares, rights and redeemable warrants.

As previously announced, on December 15, 2021, the Company consummated its initial public offering of 11,500,000 units (the “Units”), including the underwriters exercise in full of the over-allotment option for an additional 1,500,000 Units. Each Unit consists of one ordinary share, par value $0.001 per ordinary share (“Share”), one redeemable warrant (“Warrant”) entitling its holder to purchase one-half (1/2) of one Share at a price of $11.50 per Share, and one right to receive one-seventh (1/7) of one Share upon the consummation of the Company’s initial business combination. The units were initially offered by the Company in an underwritten offering through Ladenburg Thalmann & Co. Inc., which acted as the lead book running manager for the offering and as the representative of the underwriters in the offering. Brookline Capital Markets, a division of Arcadia Securities, LLC acted as co-manager of the offering.

Copies of the registration statement and final prospectus can be accessed through the SEC’s website at www.sec.gov.

On Friday, January 14, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the split of trading of the Units.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated January 14, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

January 14, 2022	ALPHA STARACQUISITION CORPORATION

	By:	/s/ Zhe Zhang
Zhe Zhang
Chief Executive Officer

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